UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 9, 2007
                                                ______________________________


                 Home Federal Bancorp, Inc. of Louisiana
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Federal                                 000-51117                   86-1127166
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



624 Market Street, Shreveport, Louisiana                               71101
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code     (318) 222-1145
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 7.01 Regulation FD Disclosure
          ------------------------

     On May 10, 2007, Home Federal Bancorp, Inc. of Louisiana (the "Company") issued a press release announcing the approval of a second share repurchase program by the Board of Directors of the Company at their meeting held on May 9, 2007.

     For additional information, reference is made to the Company's press release dated May 10, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits.

     The following exhibit is filed herewith.

     Exhibit Number    Description
     --------------    -------------------------------------

     99.1              Press release dated May 10, 2007


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HOME FEDERAL BANCORP, INC. OF LOUISIANA



Date:  May 10, 2007           By: /s/ Clyde D. Patterson
                                  -----------------------------
                                  Clyde D. Patterson
                                  Executive Vice President



                              EXHIBIT INDEX


     Exhibit Number      Description
     --------------      ----------------------------------------

     99.1                Press release dated May 10, 2007